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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05898
Invesco Prime Income Trust

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 9/30
Date of reporting period: 9/30/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders	September 30, 2010

Invesco Prime Income Trust

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Supplemental Information
7	Long-Term Trust Performance
10	Schedule of Investments
25	Financial Statements
29	Financial Highlights
29	Notes to Financial Statements
37	Auditor’s Report
38	Approval of Investment Advisory and Sub-Advisory Agreements
39	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Trust and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.

The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     We are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     We have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 341 2929. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Prime Income Trust

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Prime Income Trust

Management’s Discussion of Trust Performance

Performance summary
For the fiscal year ended September 30, 2010, Invesco Prime Income Trust at net asset value returned 11.10%. The Trust invests in lower rated fixed income instruments, primarily senior secured corporate loans.
     Your Trust’s long-term performance appears later in this report.

Performance
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC), front-end sales charges or early withdrawal charges, which would have reduced performance.

Trust Shares	11.10%

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives has the best risk-reward potential.
     Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing the business, management depth and incentives and track record operating in a leveraged environment.

■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.

■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.

■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirement of the business and conduct an examination of the business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with firms and loan sponsors.
     Our proprietary systems generate “alert lists” that trigger immediate reviews of credits when they fall below price targets, are rated BB or lower or are performing off plan. The active sell discipline considers two key factors for each portfolio position:

■	Company objective. Will unfavorable industry trends, poor performance or lack of access to capital cause the company to underperform?

■	Investment objective. Has the earnings potential or price potential been met or exceeded, or do better relative valuation opportunities exist in the market?

Market conditions and your Trust
For the fiscal year ended September 30, 2010, the bank loan market continued its recovery, albeit at a slower pace than during the first 12 months of 2009. While the market has yet to return to its historical trading range, and while the pace of the recovery slowed during the first half of 2010, the asset class showed continued improvement driven by a falling default rate and better technicals.
     The impact of these factors was particularly evident during the first part of 2010 as new loan issuance was initially unable to keep pace with demand. This pushed prices of previously issued loans represented in the S&P/LSTA Leveraged Loan Index to their highest levels in more than a year during the first week of May.1 The average prices of loans in the index subsequently declined slightly as loan prices were correlated with other risk assets during a period of heightened concerns originating with the debt problems of several European countries, namely Greece. Additionally, investors began to price in expectations for lower growth in U.S. gross domestic product. At the same time, we did not see any concurrent deterioration in fundamentals in the bank loan market and price levels resumed their positive trend.
     We would also like to point out that the London Interbank Offered Rate (LIBOR) component of bank loan interest payments, which is reset when the contracts change (typically between 30 and 90 days) has been low compared to historic levels.

Portfolio Composition
By Moody’s credit rating, based on total investments

Baa	0.7%

Ba	34.8

B	42.1

Caa	6.9

Ca	0.2

Non-Rated	15.3
Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit www.moodys.com and select ‘Rating Methodologies’ under Research and Ratings on the homepage.

Top 10 Fixed-Income Issuers*

1. First Data Corp.	2.2%

2. Texas Competitive Electric Holdings Co., LLC	1.8

3. Calpine Corp.	1.8

4. Univision Communications Inc.	1.8

5. Lyondell Chemical Co.	1.7

6. Charter Communications Operating, LLC	1.7

7. Ford Motor Co.	1.3

8. HCA, Inc.	1.2

9. Cengage Learning Acquisitions, Inc.	1.1

10. Pinnacle Foods Holdings Corp.	1.1

Top Five Sectors

1. Health Care	8.6%

2. Chemicals & Plastics	8.6

3. Utilities	6.8

4. Financial Intermediaries	6.3

5. Radio & Television	5.7

Total Net Assets	$630.4 million

Total Number of Holdings*	384

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Prime Income Trust

     Low LIBOR rates had a negative impact on the performance of the bank loan asset class. This is one of the unique features of the bank loan asset class – one that provides investors with a positive component when interest rates rise.
     In terms of drivers of performance, the Trust benefited from gains in Lyondell. We held this company through its bankruptcy, and as of the writing of this report, the company has been listed on the New York Stock Exchange. While the name added volatility to the portfolio, it has also generated a return well in excess of its cost basis, and is an example of a senior loan returning more than par to its investors. Performance was also enhanced by our rotation into and overweight exposure to such industries as chemicals and gaming and a rotation into autos – as well as the sale of certain print media holdings. Our retention of certain positions in which a party was involved in bankruptcy proceedings also aided Trust performance.
     Conversely, our exposure to Cygnus had a negative impact to the Trust’s return over the period.
     The Trust also benefited from a moderate use of leverage (10% to 15% of total net assets). The Trust gained leverage by borrowings. The Trust also benefited from a small use of derivative positions. The Trust used credit default swaps as a way to gain exposure to underlying positions. Credit default swaps can be a more cost effective and more liquid means of gaining exposure to some companies.
     Furthermore, while the Trust performed well relative to other loan funds, the unusually high difference in the bid and ask prices of loans detracted from Trust performance.
     In terms of industry positions, at the close of the fiscal year, we were underweight publishing, a repositioning of the portfolio that we wish we had made sooner. We remain confident in our long term view of this sector.
     We thank you for your investment in Invesco Prime Income Trust.
1 Standard & Poor‘s
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and index disclosures later in this report.
Thomas Ewald
Portfolio manager, is manager of Invesco Prime Income Trust. He has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000. Mr. Ewald earned an A.B. from Harvard College and an M.B.A. from the Darden School of Business at the University of Virginia.
Jinny Kim
Portfolio manager, is manager of Invesco Prime Income Trust. She has been responsible for the Trust since 2005 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. Ms. Kim earned a B.A. in political science from Stephens College.
Greg Stoeckle
Portfolio manager, is manager of Invesco Prime Income Trust. He has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999. Mr. Stoeckle earned a B.S. in applied math and economics from Ursinus College and an M.B.A. in finance from St. Joseph’s University. He serves as a board member of the Loan Syndications and Trading Association.

5	Invesco Prime Income Trust

Invesco Prime Income Trust’s investment objective is to provide a high level of current income consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Trust shares are continuously offered.

Principal risks of investing in the Trust
■	The Trust is authorized to borrow money to the maximum extent permitted by the Investment Company Act and the rules and regulations promulgated thereunder, or by an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act. The Trust may borrow for investment purposes, to make distributions to stockholders to the extent necessary to qualify as a regulated investment company or to finance the monthly repurchase of shares. The fees related to borrowing will be borne by the Trust and its shareholders. There are risks associated with borrowings, including that the costs of borrowing may exceed the income from investments made with such borrowings. Borrowing increases exposure to risks, including the likelihood of greater volatility of net asset value and market price of the shares than a comparable portfolio that does not borrow; the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the return to the holders of shares or will result in fluctuations in the dividends paid on shares; and the effect of borrowing in a declining market, which is likely to cause a greater decline in the net asset value of the shares, which may result in a greater decline in the market price of the shares. The Trust’s use of borrowing could impair the ability of the Trust to maintain its qualification for federal income taxes as a regulated investment company. As long as the Trust is able to invest the proceeds of any borrowing in investments that provide a higher net return than the cost of such borrowing and the Trust’s operating expenses, the effect of such borrowing will be to cause Trust shareholders to realize a higher current rate of return than if the Trust had not engaged in such financial leverage. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses, the Trust’s shareholders would have a lower rate of return than if the Trust had not been leveraged.

■	The Trust will treat the borrower and the agent bank and, with respect to participations, each financial institution interposed between the borrower and the trust, as an issuer of a senior loan or participation for the purpose of determining the Trust’s concentration in a particular industry. As a result, 25% or more of the Trust’s assets will be invested in the industry group consisting of financial institutions and their holding companies. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies also are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership.
This concentration in securities of issuers in the industry group consisting of financial institutions originated from the inception of the Trust, and contemplates the then current market practice of acquiring senior loans indirectly, primarily through participations from banks and other financial institutions. The senior loan markets have since evolved and, per current market practice, the Trust primarily acquires senior loans directly either by assignment or by acting as one of a syndicate group of lenders originating a loan, thereby rendering the referenced investment restriction with respect to such concentration obsolete.

The Trust may invest up to 10% of its assets in senior loans made to any single borrower. To the extent that the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Trust’s investments may be more affected by any single adverse economic, political or regulatory event than will the value of the investments of a more diversified investment company.

■	Senior loans are subject to credit risk. Credit risk is the risk that the borrower will fail to make timely payments of principal and/or interest. The non-receipt of scheduled payments of principal or interest, either because of a default, bankruptcy or other reason, could result in a reduction of the Trust’s yield and a decline in net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates.

The Trust may invest in senior loans made in connection with leveraged buyout transactions, recapitalizations and other highly leveraged transactions. These types of senior loans are subject to greater risks than are other kinds of senior loans in which the Trust may invest. The value of such senior loans may also be subject to a greater degree of volatility in response to interest rate fluctuations. The investment adviser will invest only in senior loans secured by collateral with a value (at the time of acquisition), in its view, of at least equal to the amount of the
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NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
6	Invesco Prime Income Trust

Your Trust’s Long-Term Performance

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

Trust Shares

Inception (11/30/89)	5.20%

10 Years	2.96

5 Years	1.96

1 Year	8.10
Effective June 1, 2010, Morgan Stanley Prime Income Trust was renamed Invesco Prime Income Trust. Returns shown above are blended returns for the Morgan Stanley Prime Income Trust and Invesco Prime Income Trust.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge, if applicable, unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Trust prospectus as of the date of this report was 1.53%. The expense ratio presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Trust share performance reflects an early withdrawal charge of 3% beginning at the time of purchase and declining to 0% in the fifth year. Shares of the Trust are continuously offered.

continued from page 6

senior loan. There is no guarantee, however, that the collateral securing a senior loan will be sufficient to protect the Trust against losses or a decline in income in the event of the borrower’s nonpayment of principal and/or interest. For example, the value of the collateral could, subsequent to the Trust’s investment in the senior loan, decline below the amount of the senior loan. In addition, it may not be possible to liquidate the collateral promptly. Also, in the event that a borrower declares bankruptcy, a court could invalidate the Trust’s security interest in the loan collateral, or subordinate the Trust’s rights under the senior loan to other creditors of the borrower. In addition, in the event of an out of court restructuring, the Trust’s security interest in the loan collateral or rights under the senior loan with respect to other creditors may be subordinated.

■	Credit-linked deposits are advances by lenders which are used to support facilities for the issuance of letters of credit to borrowers upon request. Credit-linked deposits effectively prefund future drawdowns on these letters of credit. Credit-linked deposits are held by the bank which issues the letter of credit (the “issuing bank”) or the agent on behalf of the issuing bank (typically the agent is also the issuing bank) for the account of the lenders (the “deposit account”). The deposit account is utilized to reimburse the issuing bank to the extent that there are drawdowns on the letter of credit and the issuing bank is not immediately reimbursed therefore by the borrower. The borrower remains obligated to reimburse the issuing bank and as the borrower does so, such amounts are put back into the deposit account by the issuing bank. Upon a specified date, amounts remaining in the deposit account are refunded to the lenders plus interest on each lender’s credit linked deposits, typically at an interest rate comparable to the interest rate that would have been charged on direct advances by the lender to the borrower.

The Trust’s investments in credit linked deposits subject the Trust to the credit risk of the issuing bank which maintains the deposit account as well as that of the borrower under the letter of credit.

■	The Trust invests primarily in senior loans on which the interest rate is periodically adjusted in response to interest rate changes on short-term investments. This policy should result in a net asset value which fluctuates less than would a portfolio consisting primarily of fixed-rate obligations. A number of factors may, however, cause a decline in net asset value, including a default on a senior loan, a material deterioration of a borrower’s perceived or actual credit worthiness and/or an increase in interest rates not immediately reflected in the interest rate payable on senior loans. A sudden and extreme increase in interest rates is particularly likely to cause a decline in net asset value. Also, a change in the manner in which interest rates on senior loans are set (e.g., interest rates are set at a higher or lower margin above the prime rate, LIBOR or other base lending rate) or other changes in pricing parameters for senior loans, may also cause the Trust’s net asset value to fluctuate. In addition, at any time there may be a limited supply of senior loans, which may adversely affect the Trust’s performance.

■	Senior loans may be transferable among financial institutions. However, they do not, at present, have the liquidity of conventional debt securities and are often subject to restrictions on resale. For example, bank approval is often required for the resale of interests in senior loans. Due to the illiquidity of senior loans, the Trust may not be able to dispose of its investments in senior loans in a timely fashion and at a fair price. The inability to do so could result in losses to the Trust.

■	An investment in the shares should be considered illiquid. There is no secondary market for the shares and none is expected to develop. There is no guarantee that you will be able to resell to the Trust all of the shares that you desire to sell at any particular time in any repurchase offer by the Trust.

■	The amount of public information available with respect to senior loans will generally be less extensive than that available for securities registered with the SEC and/or listed on a national securities exchange. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent upon the analytical ability of the investment adviser than
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7	Invesco Prime Income Trust

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would be the case for an investment company that invests primarily in registered and/or exchange-listed securities.

■	The Trust may invest without limitation in senior loans which are made to non-U.S. borrowers that are U.S. dollar–denominated and may invest up to 20% of its total assets in non-U.S. dollar–denominated senior loans or other debt securities. These securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Trust shares is quoted in U.S. dollars, the Trust may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. In addition, a decline in a non-U.S. borrower’s own currency relative to the U.S. dollar may impair such borrower’s ability to make timely payments of principal and/or interest on a loan. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Trust assets and any effects of foreign social, economic or political instability, which will affect those markets and their issuers, while not necessarily having an effect on the U.S. economy or on similar issuers located in the United States. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, it may be more difficult to value and monitor the value of collateral underlying loans to non-U.S. borrowers. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Trust to obtain or enforce a judgment against the issuers of the securities.

■	A substantial portion of the senior loans in which the Trust invests may be rated by a national statistical rating organization below investment grade, or if unrated, of comparable quality. Debt securities rated below investment grade, or if unrated, of comparable quality, are commonly referred to as “junk bonds.” Junk bonds are regarded by the rating agencies as having speculative characteristics. The prices of junk bonds are more sensitive to negative corporate developments such as a decline in profits or adverse economic conditions such as a recession than are the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Trust may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of lower-rated securities and a corresponding volatility in the Trust’s net asset value.

■	The Trust may invest in participations. Because the holder of a participation generally has no contractual relationship with the borrower, the Trust will have to rely upon a selling participant and/or intermediate participant to pursue appropriate remedies against a borrower in the event of a default. As a result, the Trust may be subject to delays, expenses and risks that are greater than those that would be involved if the Trust could enforce its rights directly against the borrower or through the agent.

A participation also involves the risks that the Trust may be regarded as a creditor of a selling participant and/or intermediate participant rather than of the borrower. If so, the Trust would be subject to the risk that a selling participant may become insolvent.

■	The borrower of a senior loan, in some cases, may prepay the senior loan. Prepayments could adversely affect the Trust’s yield to the extent that the Trust is unable to reinvest promptly payments in senior loans or if such prepayments were made during a period of declining interest rates.

■	An agent typically administers a senior loan and is responsible for the collection of principal and interest payments from the borrower. The Trust will generally rely on the agent to collect and to transmit to the Trust its portion of the payments on the senior loan. The Trust also generally will rely on the agent to monitor compliance by the borrower with the terms of the loan agreement and to notify the Trust of any adverse change in the borrower’s financial condition or any declaration of insolvency. In addition, the Trust will rely on the agent to use appropriate creditor remedies against the borrower in the event of a default. Accordingly, the Trust’s success may be dependent in part upon the skill of agents in administering the terms of loan agreements, monitoring borrower compliance, collecting principal, interest and fee payments from borrowers and, where necessary, enforcing creditor remedies against borrowers.

The agent’s appointment may be terminated if the agent becomes insolvent, goes into bankruptcy, or has a receiver, conservator or similar official appointed for it by the appropriate bank regulatory authority. In such event, a successor agent would be appointed. Assets held by the agent under the loan agreement should remain available to holders of senior loans. However, if assets held by the agent for the benefit of the Trust were determined by an appropriate regulatory authority or court to be subject to the claims of the agent’s general or secured creditors, the Trust might incur certain costs and delays in realizing payment on a senior loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the senior loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

■	The Trust is authorized to invest in senior notes. Senior notes are debt obligations of borrowers issued directly to investors in the form of debt securities. It is anticipated that senior notes purchased by the Trust will generally bear a higher rate of interest than continued on page 9

8	Invesco Prime Income Trust

continued from page 8

syndicated loans. Such securities may, however, involve greater risks than those associated with syndicated loans. The covenants and restrictions to which the borrower would be subject in the case of senior notes may not be as rigorous in all respects as those to which the borrower would be subject in the case of a syndicated loan. Also, the scope of financial information respecting the borrower available to investors in senior notes may be more limited than that available to syndicated loan lenders. In addition, a syndicated loan typically requires steady amortization of principal throughout the life of the loan whereas senior notes, typically, are structured to allow borrowers to repay principal later in the life of the loan.

■	The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Trust’s illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

■	Warrants, equity securities and junior debt securities have a subordinate claim on a borrower’s assets as compared with senior loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of senior loans and thus may increase the volatility of the Trust’s net asset value. Additionally, any investments in loans that are not secured by any specific collateral involve a greater risk of loss.

About indexes used in this report
■	The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans.

■	The London InterBank Offered Rate, or LIBOR, is the average interest rate charged when banks in the London interbank market borrow unsecured funds from each other.

■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

9	Invesco Prime Income Trust

Schedule of Investments

September 30, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests(a)–107.4%
Advertising Services–0.9%
Affinion Group, Inc.	5.00%	10/10/16	$5,726	$5,624,701

Aerospace & Defense–3.4%
Apptis (DE), Inc.	3.51-3.54%	12/20/12	1,218	1,202,656

Avio Investments Spa (Italy)	2.14%	12/13/14	477	436,097

Avio Investments Spa (Italy)	3.01%	12/13/15	509	467,439

Booz Allen Hamilton, Inc.	6.00-7.50%	07/31/15	5,485	5,500,116

I.L.C. Industries, Inc.	2.26%	02/24/12	2,810	2,749,461

IAP Worldwide Services, Inc(b)	8.25%	12/30/12	797	781,963

Primus International, Inc.	2.76%	06/07/12	1,890	1,847,657

TASC, Inc.	5.50%	12/18/14	252	253,079

TASC, Inc.	5.75%	12/18/15	541	543,139

Triumph Group, Inc.	4.50%	06/12/16	1,729	1,740,088

Vangent, Inc.	2.32%	02/14/13	2,137	2,040,549

Wesco Aircraft Hardware Corp.	2.51%	09/30/13	1,727	1,699,212

Wesco Aircraft Hardware Corp.	6.01%	03/28/14	953	937,050

Wyle Services Corporation	7.75%	03/25/16	1,325	1,321,819

				21,520,325

Airlines–0.9%
Delta Air Lines, Inc.	8.75%	09/27/13	1,808	1,836,759

United Airlines, Inc.	2.31%	02/01/14	3,073	2,897,797

US Airways Group, Inc.	2.76%	03/21/14	1,000	864,445

				5,599,001

Apparel/Footwear–1.0%
Gold Toe Investment Corp.	11.75%	04/30/14	1,000	825,000

GTM Holding, Inc.	8.50%	10/30/13	1,221	1,176,892

Hanesbrands, Inc.	5.25%	12/10/15	2,532	2,559,321

Levi Strauss & Co.	2.51%	03/27/14	2,000	1,865,500

				6,426,713

Auto Parts: Original Equipment Manufacturer–2.4%
Dana Corp.	4.51-4.78%	01/30/15	1,877	1,860,479

Federal-Mogul Corp.	2.20%	12/27/14	3,849	3,397,085

Federal-Mogul Corp.	2.20%	12/27/15	2,068	1,825,019

Polypore, Inc.	2.26%	07/03/14	2,834	2,750,803

Sensata Technologies Finance Co., LLC	2.23%	04/27/13	1,969	1,911,928

TRW Automotive, Inc.	4.06-4.19%	05/30/15	668	668,222

Veyance Technologies, Inc.	2.76%	07/31/14	3,105	2,695,528

				15,109,064

Automobiles–1.5%
Ford Motor Co.	3.01-3.05%	12/16/13	9,638	9,455,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Automotive–0.7%
Autotrader.com, Inc.	6.00%	06/14/16	$725	$728,389

Pinafore, LLC	6.75%	09/21/16	3,242	3,273,459

United Components, Inc.	6.25%	03/23/17	462	465,296

				4,467,144

Beverage, Food and Tobacco–0.4%
Pinnacle Foods Holdings Corp.	6.00%	04/30/14	2,356	2,367,505

Beverages–Non-Alcoholic–0.8%
DS Waters Enterprises, L.P.	2.51%	10/27/12	2,700	2,607,451

DSW Holdings, Inc.	4.26%	03/07/12	2,000	1,890,000

Van Houtte	2.79%	07/19/14	818	813,244

				5,310,695

Broadcast/Media–4.1%
Alpha D2 Limited	2.42%	12/31/13	867	778,098

Alpha D2 Limited	3.80%	06/30/14	1,167	1,025,838

Foxco Acquisition Sub, LLC	7.50%	07/14/15	4,208	4,165,548

High Plains Broadcasting Operating Co., LLC	9.00%	09/14/16	547	546,015

NEP II, Inc.	2.29-2.30%	02/16/14	2,338	2,222,786

Newport Television LLC	9.00%	09/14/16	2,093	2,088,658

Univision Communications, Inc.	2.51%	09/29/14	14,162	12,477,402

Weather Channel	5.00%	09/14/15	2,483	2,493,590

				25,797,935

Broadcasting–2.2%
Barrington Broadcasting Group LLC	4.54-4.65%	08/12/13	591	542,336

CMP KC LLC(c)	6.25%	05/03/11	4,856	412,782

CMP KC LLC (Revolver)(c)	6.25%	05/03/10	2,557	217,342

CMP Susquehanna Corp.	2.31%	05/05/13	6,935	6,251,365

Cumulus Media, Inc.(d)	4.01-6.00%	06/11/14	1,400	1,268,976

LBI Media, Inc.	1.76%	03/31/12	637	594,090

Mediacom Broadband LLC	4.50%	10/20/17	814	806,555

Multicultural Radio Broadcasting, Inc.	3.01-5.00%	12/18/12	2,085	1,599,950

Multicultural Radio Broadcasting, Inc.	6.01%	06/18/13	2,750	2,268,750

				13,962,146

Building Products–0.7%
Axia Acquisition Corp.(b)	3.39-9.39%	03/12/16	530	476,966

Beacon Sales Acquisition, Inc.	2.26-4.25%	09/30/13	2,367	2,288,247

Custom Building Products, Inc.	5.75%	03/17/15	1,716	1,707,895

				4,473,108

Business Equipment & Services–0.3%
Interactive Data Corp.	6.75%	01/29/17	366	370,606

Sedgwick CMS Holdings, Inc.	5.50%	05/27/16	235	236,319

Sedgwick CMS Holdings, Inc.	9.00%	05/26/17	1,500	1,500,000

				2,106,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Cable/Satellite TV–3.4%
CCO Holdings, LLC	2.76%	09/06/14	$3,125	$2,937,500

Cequel Communications, LLC	2.26%	11/05/13	600	583,481

Charter Communications Operating, LLC	2.26-7.25%	03/06/14	2,886	2,932,510

Charter Communications Operating, LLC	3.54%	09/06/16	8,858	8,654,404

Knology, Inc.	4.03%	06/30/14	1,383	1,343,441

Midcontinent Communications	6.25%	12/31/16	1,683	1,690,744

UPC Broadband Holding B.V.	4.25%	12/31/16	1,000	975,310

Yankee Cable Acquisition, LLC(e)	0.00%	08/26/16	2,000	1,974,520

				21,091,910

Casino Gaming–5.3%
Cannery Casino Resorts, LLC	4.51%	05/18/13	1,944	1,820,220

Cannery Casino Resorts, LLC	4.51%	05/20/13	1,608	1,505,159

Cannery Casino Resorts, LLC	4.51%	05/18/14	2,500	2,050,000

CCM Merger, Inc.	8.50%	07/13/12	2,991	2,971,364

Golden Nugget, Inc.(b)	3.26-3.27%	06/30/14	1,192	958,777

Harrah’s Operating Co., Inc.	3.29-3.50%	01/28/15	4,459	3,839,778

Harrah’s Operating Co., Inc.	3.50%	01/31/15	2,094	1,805,562

Las Vegas Sands LLC	2.03%	05/23/14	1,476	1,371,733

Magnolia Hill, LLC	3.51%	10/30/13	2,140	1,926,166

MGM Mirage	6.00%	10/03/11	6,506	6,310,329

VML US Finance, LLC	4.78%	05/26/12	2,872	2,842,066

VML US Finance, LLC	4.78%	05/26/13	4,239	4,194,450

Wembly, Inc.(c)	4.75%	08/23/11	2,613	1,992,040

Wembly, Inc.(b)(c)	6.50%	07/18/12	2,333	55,417

				33,643,061

Chemicals–Diversified–2.5%
Cristal Inorganic Chemicals US, Inc.	2.54%	05/15/14	2,097	1,985,253

Hexion Specialty Chemicals, Inc.	4.06-4.31%	05/05/15	5,317	5,093,523

Ineos US Finance LLC	7.50%	12/16/13	2,869	2,874,746

Ineos US Finance LLC	8.00%	12/23/14	2,868	2,888,017

Lyondell Chemical Co.	5.50%	03/14/16	2,993	3,020,989

				15,862,528

Chemicals–Specialty–4.9%
Arizona Chemical Co.	2.30%	02/28/13	1,771	1,761,654

Brenntag Holding GmbH and Co. (Germany)	4.01-4.48%	01/17/14	3,314	3,328,392

Brenntag Holding GmbH and Co. (Germany)	6.47%	07/17/15	500	501,160

Fibervisions Delaware Corp.	3.76%	03/31/13	1,565	1,472,998

Huntsman International, LLC	1.77-2.23%	04/21/14	3,388	3,250,469

Huntsman International, LLC	2.51-2.52%	06/30/16	929	893,635

Kraton Polymers, LLC	2.31%	05/12/13	3,404	3,281,936

MacDermid, Inc.	2.26%	04/12/14	1,122	1,049,521

Nalco Co.	6.50%	05/13/16	3,466	3,465,966

Nusil Technology LLC	6.00%	02/18/15	1,384	1,387,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Chemicals–Specialty–(continued)

Omnova Solutions, Inc.	2.76-2.80%	05/22/14	$3,187	$3,091,049

PQ Corp.	3.51-3.73%	07/30/14	4,014	3,745,501

Solutia, Inc.	4.75%	03/12/17	2,129	2,139,201

Univar, Inc.	3.26%	10/10/14	1,301	1,291,875

				30,661,225

Computer Software & Services–4.3%
CDW Corp.	4.26%	10/10/14	4,719	4,355,827

Dealer Computer Services, Inc.	5.25%	04/16/17	2,887	2,894,398

Infor Enterprise Solutions Holdings, Inc.	6.01%	7/28/15	3,955	3,553,329

Infor Enterprise Solutions Holdings, Inc.	6.01%	07/28/15	2,063	1,853,911

Kronos, Inc.	2.04%	06/11/14	2,185	2,084,744

Kronos, Inc.	6.04%	06/11/15	852	805,314

Open Solutions, Inc.	2.63%	01/23/14	2,555	2,148,131

Sungard Data Systems, Inc.	2.01-6.75%	02/28/14	2,456	2,468,872

Sungard Data Systems, Inc.	3.97-4.04%	02/26/16	4,225	4,158,817

Verint Systems, Inc.	5.25%	05/25/14	3,056	3,002,747

				27,326,090

Construction Materials–0.2%
Building Materials Holding Corp.(b)	8.00%	01/04/15	629	504,419

Contech Construction Products, Inc.(c)	4.25%	01/31/13	732	632,816

				1,137,235

Consumer Sundries–2.1%
American Safety Razor Co.	8.75%	07/31/13	866	845,969

American Safety Razor Co.(c)	12.50%	01/30/14	1,500	300,000

AMSCAN Holdings, Inc.	2.54%	05/25/13	1,300	1,237,614

Bausch and Lomb, Inc.	3.51-3.54%	04/24/15	4,151	3,990,864

Huish Detergents, Inc.	4.51%	10/26/14	1,000	965,000

KIK Custom Products, Inc.	2.54%	05/31/14	1,940	1,639,300

KIK Custom Products, Inc.	5.29%	11/30/14	800	537,200

Levlad, LLC(b)	10.00%	03/05/15	816	738,503

Marietta Intermediate Holding Corp.(b)	7.00-7.25%	02/19/15	1,041	947,716

Philosophy, Inc.	2.01%	03/16/14	439	418,076

Yankee Candle Co., Inc. (The)	2.26%	02/06/14	1,683	1,618,712

				13,238,954

Consumer/Business Services–1.8%
JHCI Acquisition, Inc.	2.76%	06/19/14	459	421,942

Nielsen Finance LLC	2.26%	08/09/13	2,352	2,258,163

Nielsen Finance LLC	4.01%	05/02/16	3,387	3,280,899

ServiceMaster Co.	2.76-2.80%	07/24/14	4,321	4,079,541

SMG Holdings, Inc.	3.44-3.53%	07/27/14	967	906,103

				10,946,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Containers & Packaging–5.6%
Anchor Glass Container Corp.	6.00%	03/02/16	$2,624	$2,627,650

Anchor Glass Container Corp.	10.00%	09/02/16	1,100	1,089,000

Berlin Packaging LLC	3.26-3.52%	08/17/14	1,941	1,786,008

Berry Plastics Corp.	2.38%	04/03/15	906	830,934

BWAY Corp.	5.50%	05/19/17	1,126	1,128,995

BWAY Corp.	5.50%	06/01/17	106	105,843

Consolidated Container Co., LLC	2.50%	03/28/14	517	491,418

Graham Packaging Co., L.P.	6.00%	09/16/16	1,557	1,571,827

Graham Packaging Co., L.P.	6.75%	04/05/14	2,338	2,356,199

Graphic Packaging International, Inc.	2.49-2.53%	05/16/14	2,239	2,184,905

Kranson Industries, Inc.	2.51-4.50%	07/31/13	2,833	2,649,106

Nexpak Corp.(c)	6.50-8.50%	03/31/07	3,793	132,434

Nexpak Corp. (Revolver)(c)	6.50%	03/31/07	762	83,129

Packaging Dynamics Corp.	2.29%	06/09/13	2,756	2,535,557

Pertus Sechszehnte GMBH (Germany)	2.63%	06/13/15	2,022	1,697,853

Pertus Sechszehnte GMBH (Germany)	2.88%	06/13/16	2,022	1,707,965

Reynolds Group Holdings, Inc.	5.75-6.25%	05/05/16	5,961	5,993,914

Reynolds Group Holdings, Inc.	6.25%	08/05/15	663	664,893

Reynolds Group Holdings, Inc.	6.25%	11/05/15	1,728	1,740,170

Smurfit-Stone Container Enterprises, Inc.	6.75%	02/22/16	3,174	3,195,192

Tegrant Corp.	5.79%	03/08/15	800	620,000

				35,192,992

Data Processing Services–0.6%
Fidelity National Information Solutions, Inc.	5.25%	07/18/16	3,422	3,453,570

Diversified Manufactured Operation–0.6%
GSI Holdings, LLC	3.30%	08/01/14	967	846,501

Matthew Warren Industries, Inc.	7.25%	11/01/13	1,580	1,279,829

Wire Rope Corporation of America, Inc.	5.25%	02/10/14	1,931	1,872,956

				3,999,286

Drugstore Chains–1.1%
Rite Aid Corp.	2.01-6.00%	06/04/14	7,242	6,876,864

Education–2.1%
Bright Horizons Family Solutions, Inc.	7.50%	05/28/15	2,712	2,722,545

Cengage Learning Acquisitions, Inc.	2.54%	07/04/14	7,411	6,666,888

Cengage Learning Holdings II, L.P.	7.50%	07/05/14	987	988,302

Educate, Inc.	8.50-9.25%	06/14/14	1,421	1,385,932

Education Management LLC	2.06%	06/01/13	1,783	1,650,880

				13,414,547

Electric Utilities–0.7%
Mach Gen, LLC	2.53%	02/22/13	404	378,466

Primary Energy Operations LLC	6.50%	10/23/14	3,784	3,708,181

				4,086,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Electronic Components–0.6%
Butterfly Wendel US, Inc.	3.91%	06/22/14	$701	$613,932

Butterfly Wendel US, Inc.	4.16%	06/22/15	701	617,238

Contec, LLC	7.75%	08/01/14	2,907	2,456,593

				3,687,763

Electronic Production Equipment–0.1%
Edwards (Cayman Island II) Ltd.	6.01%	11/30/14	564	504,466

Electronics/Electronic Services–0.4%
Freescale Semiconducter, Inc.	4.51%	12/01/16	2,197	2,011,313

Savvis Communications Corp.	6.75%	07/30/16	580	583,678

				2,594,991

Entertainment & Leisure–2.1%
Bombardier Recreational Products, Inc. (Canada)	3.12-3.16%	06/28/13	4,557	3,975,949

Cedar Fair, L.P.	5.50%	04/01/16	635	641,158

Fender Musical Instruments Corp.	2.54-2.55%	06/09/14	2,369	2,132,094

Hicks Sports Group LLC(c)	6.75%	12/22/10	1,858	1,709,446

HIT Entertainment, Inc.	5.68%	03/20/12	2,554	2,469,148

SABRE, Inc.	2.26-2.48%	09/30/14	1,789	1,659,423

Six Flags Theme Parks, Inc.	6.00%	06/30/16	348	349,854

				12,937,072

Environmental Services–0.1%
Environmental Systems Products Holdings, Inc.	13.50%	09/12/12	1,076	1,076,215

Finance–5.8%
C.G. JCF Corp.	3.26%	08/01/14	1,858	1,741,864

Clarke American Corp.	2.76-2.79%	06/30/14	2,295	2,017,668

First American Payment Systems, L.P.	5.25%	10/06/13	1,315	1,242,970

First Data Corp.	3.01%	09/24/14	17,568	15,496,266

iPayment, Inc.	2.26-2.29%	05/10/13	3,119	2,948,731

National Processing Company Group, Inc.	7.00%	09/29/13	2,293	2,275,568

National Processing Company Group, Inc.	10.75%	09/29/14	1,000	913,435

Oxford Acquisition III Ltd.	2.26%	05/12/14	1,963	1,764,314

RJO Holdings Corp.(b)	5.26%	07/12/14	4,950	3,211,343

RJO Holdings Corp.(b)	9.01%	07/12/15	2,036	142,493

Trans Union, LLC	6.75%	06/15/17	1,319	1,337,265

Transfirst Holdings, Inc.	2.75-3.04%	06/15/14	2,204	2,031,739

Transfirst Holdings, Inc.	6.29%	06/15/15	1,754	1,648,912

				36,772,568

Food & Beverage–1.2%
Pinnacle Foods Holdings Corp.	2.76%	04/02/14	5,345	5,181,550

Wm. Bolthouse Farms, Inc.	5.50%	01/25/16	1,030	1,031,176

Wm. Bolthouse Farms, Inc.	9.50%	07/25/16	1,091	1,095,856

				7,308,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Food–Major Diversified–0.3%
Dole Food Co., Inc.	5.00%	03/02/17	$1,474	$1,485,745

Dole Food Co., Inc.	5.00%	03/03/17	594	598,186

				2,083,931

Food–Retail–0.6%
Roundy’s Supermarkets, Inc.	7.00%	11/03/13	3,715	3,706,184

Food–Speciality/Candy–0.3%
Farley’s & Sathers Candy Company, Inc.	7.00-7.25%	06/15/11	1,794	1,784,970

Food Distributors–2.0%
Acosta, Inc.	2.51%	07/29/13	1,396	1,363,305

Advantage Sales & Marketing, Inc.	5.00%	05/05/16	1,556	1,553,189

Advantage Sales & Marketing, Inc.	8.50%	05/05/17	177	176,991

Coleman Natural Foods, LLC	7.10-7.25%	08/22/12	1,511	1,435,072

DCI Cheese Company, Inc.	8.00%	04/15/12	3,961	3,356,811

Michael Foods Group, Inc.	6.25%	06/29/16	857	865,634

Pierre Foods, Inc.(e)	0.00%	09/29/16	3,637	3,559,095

				12,310,097

Health Care Providers–0.3%
Gentiva Health Services, Inc.	6.75%	08/15/16	1,714	1,712,426

Healthcare–2.9%
American Medical Systems, Inc.	2.56%	07/20/12	466	453,888

Biomet, Inc.	3.26-3.29%	03/25/15	2,937	2,853,695

Genoa Healthcare Group, LLC	5.50%	08/10/12	851	808,542

Healthsouth Corp.	2.51%	03/10/13	597	594,650

Healthsouth Corp.	4.01%	09/10/15	2,162	2,162,660

Manor Care, Inc.	2.76%	12/22/14	2,541	2,449,220

Rehabcare Group, Inc.	6.00%	11/24/15	3,146	3,147,856

Skilled Healthcare Group, Inc.	5.25%	04/09/16	1,439	1,398,318

Surgical Care Affiliates, Inc.	2.29%	12/29/14	1,583	1,486,212

United Surgical Partners, International, Inc.	2.27%	04/19/14	469	444,224

United Surgical Partners, International, Inc.	2.27-2.50%	04/18/14	2,480	2,351,108

				18,150,373

Home Building–0.3%
North Las Vegas(b)(c)	5.75%	05/09/11	1,053	178,956

Rhodes Homes(b)	5.26%	03/31/16	546	436,987

Standard Pacific Corp.	2.12%	05/06/13	1,200	1,080,000

				1,695,943

Home Furnishings–0.6%
Brown Jordan International, Inc.	6.26-8.25%	04/30/12	989	969,143

Hunter Fan Co.	7.01%	10/16/14	471	298,823

Mattress Holdings Corp.	2.54-2.69%	01/18/14	427	371,143

National Bedding Co.	5.38%	02/28/14	1,380	1,299,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Home Furnishings–(continued)

Quality Home Brands Holdings, LLC(b)	7.50%	06/30/14	$889	$526,889

Quality Home Brands Holdings, LLC	8.50%	06/30/14	1,008	594,163

				4,059,479

Hospital/Nursing Management–2.6%
Community Health Systems, Inc.	2.55%	07/25/14	7,714	7,331,186

HCA, Inc.	1.79%	11/17/12	4,041	3,908,130

HCA, Inc.	2.54%	11/18/13	932	897,983

HCA, Inc.	3.54%	03/31/17	3,697	3,587,663

Sun Healthcare Group, Inc.	2.19-2.53%	04/19/14	259	256,035

Sun Healthcare Group, Inc.	3.26-3.70%	04/12/14	484	479,164

				16,460,161

Industrial Machinery–1.6%
Baldor Electric Co.	5.50%	01/31/14	1,728	1,743,305

Bucyrus International, Inc.	4.50%	02/19/16	495	500,159

Goodman Global Holdings, Inc.	6.25%	02/13/14	2,883	2,908,417

LN Acquisition Corp.	3.51%	07/11/14	959	922,809

Manitowoc Co.	8.00%	11/07/14	1,455	1,465,002

Mold-Masters Luxembourg Holdings S.A.R.L. (Canada)	4.00%	10/11/14	2,797	2,454,258

				9,993,950

Industrial Specialties–1.0%
Metokote Corp.	9.00%	11/27/11	4,210	3,999,193

Sensus Metering Systems, Inc.	7.00%	06/03/13	2,401	2,415,672

				6,414,865

Insurance–0.0%
Vertafore, Inc.	6.75-7.25%	07/29/16	196	196,699

Insurance Brokers–1.1%
Alliant Holdings I, Inc.	3.53%	08/21/14	3,945	3,787,344

HMSC Corp.	5.76%	10/03/14	444	305,556

USI Holdings Corp.	3.01%	05/05/14	2,898	2,676,452

				6,769,352

Insurance/Business Services–1.2%
Applied Systems, Inc	2.76%	09/26/13	1,550	1,458,595

Conseco, Inc.	7.50%	10/10/13	4,011	3,952,170

Crawford and Co.	5.25%	10/30/13	2,062	2,022,680

Mitchell International, Inc.	2.31%	03/28/14	322	300,115

				7,733,560

Investment Management/Advisor Services–0.6%
Nuveen Investments, Inc.	3.29-3.48%	11/13/14	4,339	3,912,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Medical–Nursing Services–0.1%
Golden Gate National Senior Care, LLC	3.01%	03/14/11	$429	$416,718

National Renal Institutes, Inc.	9.00%	03/31/13	398	388,586

				805,304

Medical Specialties–2.8%
AGA Medical Corp.	2.30-2.63%	04/28/13	2,262	2,064,090

DJO Finance LLC	3.26%	05/20/14	3,960	3,797,038

Inverness Medical Innovations, Inc.	2.26-4.00%	06/26/14	5,230	5,019,625

Universal Health Services, Inc.(e)	0.00%	07/28/16	6,110	6,018,759

VWR Funding, Inc.	2.76%	06/29/14	875	822,973

				17,722,485

Miscellaneous Commercial Services–0.4%
NCO Group, Inc.	7.50%	05/15/13	2,802	2,656,354

Movies/Entertainment–1.5%
Live Nation Entertainment, Inc.	4.50%	11/06/16	3,124	3,095,387

Metro-Goldwyn-Mayer Studios, Inc.(c)	20.50%	04/08/12	9,637	4,275,266

Metro-Goldwyn-Mayer Studios, Inc. (Revolver)(c)	20.50%	04/08/10	959	405,908

Regal Cinemas Corp.	3.79%	11/18/16	1,375	1,369,914

				9,146,475

Natural Resources–Oil and Gas–0.3%
Citgo Petroleum Corp.	8.00%	06/30/15	1,782	1,791,437

Non-Durable Consumer Products–0.2%
Spectrum Brands, Inc.	6.82-8.75%	06/16/16	1,524	1,552,340

Oil & Gas Exploration & Production–0.2%
Venoco, Inc.	4.31%	05/08/14	1,292	1,212,242

Oil & Gas Pipelines–0.4%
Great Point Power	5.50%	03/10/17	853	853,569

Willbros United States Holdings, Inc.(e)	0.00%	07/17/14	1,543	1,475,421

				2,328,990

Oil–Field Services–0.5%
Dresser, Inc.	6.11%	05/04/15	3,000	2,909,370

Other Metals/Minerals–0.2%
Novelis, Inc. (Canada)	2.26%	07/06/14	418	406,373

Novelis, Inc.	2.26%	07/06/14	894	868,457

				1,274,830

Pharmaceuticals–1.5%
Catalent Pharma Solutions	2.51%	04/10/14	3,225	2,978,530

Warner Chilcott Company, LLC	6.00%	10/30/14	941	930,095

Warner Chilcott Company, LLC	6.25%	04/30/15	1,262	1,264,943

Warner Chilcott Company, LLC	6.50%	02/20/16	539	541,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pharmaceuticals–(continued)

Warner Chilcott Corp.	6.25%	04/30/15	$2,165	$2,170,056

WC Luxco SARL	6.50%	02/20/16	1,659	1,668,824

				9,554,274

Printing/Publishing–2.3%
Endurance Business Media, Inc.(c)	4.75%	07/26/13	2,974	609,613

Endurance Business Media, Inc.(c)	11.25%	01/26/14	1,714	94,286

F&W Media, Inc.	7.75%	12/09/14	2,308	1,846,799

GateHouse Media Operating, Inc.	2.26%	08/28/14	578	217,576

Knowledgepoint 360 Group, LLC	3.62%	04/13/14	872	697,919

Local Insight Regatta Holdings, Inc.	7.75%	04/23/15	1,856	1,365,743

MC Communications, LLC(b)	6.75%	12/31/12	2,672	948,550

MediMedia USA, Inc.	2.51-2.54%	10/05/13	1,440	1,286,107

Nelson Education Ltd.	2.79%	07/05/14	1,940	1,804,200

Nelson Education Ltd.	6.29%	07/05/15	1,000	855,000

Tribune Co.(c)	5.25%	12/20/15	3,828	2,506,975

Yell Group Plc (United Kingdom)	4.01%	07/31/14	4,226	2,433,643

				14,666,411

Property/Casualty Insurance–0.2%
AmWINS Group, Inc.	2.80%	06/08/13	1,688	1,566,901

Publishing–Books/Magazines–0.6%
Cygnus Business Media, Inc.	9.75%	06/30/13	1,801	1,125,350

Network Communications, Inc.	4.25%	11/30/12	2,123	1,475,506

Proquest-CSA LLC	3.79%	02/09/14	521	511,719

Source Media, Inc.	7.00%	11/08/11	759	730,452

				3,843,027

Pulp & Paper–0.3%
White Birch Paper Company(h)	12.00%	12/01/10	1,962	1,959,912

Real Estate Development–1.6%
CB Richard Ellis Services, Inc.	4.50-6.00%	12/20/15	1,990	1,994,543

Ginn-LA CS Borrower, LLC(c)	6.20-7.75%	06/08/11	4,446	244,530

Ginn-LA CS Borrower, LLC(c)	10.20%	06/08/12	2,000	10,000

London Arena and Waterfront Finance, LLC (United Kingdom)	2.77%	03/08/12	1,700	1,649,448

Realogy Corp.	3.26-3.30%	10/10/13	4,702	4,201,885

South Edge LLC(c)	5.25%	10/31/08	1,272	604,203

Tamarack Resorts LLC(c)	7.50-8.05%	05/19/11	2,973	44,595

Universal City Development Partners, Ltd.	5.50%	11/06/14	519	521,965

WCI Communities, Inc.	10.00-11.00%	09/03/14	215	213,579

WCI Communities, Inc.(b)	10.00%	09/02/16	841	813,247

				10,297,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Recreational Products–0.2%
Playcore Wisconsin, Inc.	2.81-4.75%	02/21/14	$561	$510,636

True Temper Sports, Inc.	8.00%	10/14/13	539	519,745

				1,030,381

REIT–Diversified–0.2%
Capital Automotive REIT	2.01%	12/16/10	376	372,807

Capital Automotive REIT	2.76%	12/14/12	981	953,825

				1,326,632

Restaurants–0.4%
Center Cut Hospitality, Inc.	9.25%	07/06/14	900	851,520

NPC International, Inc.	2.01-2.29%	05/03/13	2,008	1,930,136

				2,781,656

Retail–Discount–0.7%
Dollar General Corp.	3.01-3.23%	07/06/14	3,415	3,356,510

Savers, Inc.	5.75-5.76%	03/10/16	920	923,275

				4,279,785

Retail–Specialty–0.9%
FTD, Inc.	6.75%	08/26/14	500	503,125

General Nutrition Centers, Inc.	2.51-2.79%	09/16/13	2,282	2,214,767

Guitar Center, Inc.	3.76%	10/09/14	2,870	2,579,346

Pilot Travel Centers LLC	5.25%	06/30/16	517	523,556

				5,820,794

Security Services–0.2%
DynCorp International LLC	6.25%	07/05/16	1,421	1,428,304

Semiconductors & Semiconductor Equipment–0.1%
AX Acquisition Corp.	3.63%	08/15/14	436	420,428

Services to the Health Industry–0.9%
Concentra, Inc.	2.54%	06/25/14	1,255	1,218,750

Harlan Sprague Dawley, Inc.	3.76%	07/11/14	2,725	2,420,009

Sterigenics International, Inc.	2.55-4.50%	11/21/13	2,102	1,986,047

				5,624,806

Specialty Stores–0.1%
Michaels Stores, Inc.	4.81-4.85%	07/31/16	801	786,791

Telecommunication Services–2.7%
Avaya, Inc.	3.06%	10/26/14	4,763	4,234,861

Global Tel*Link Corp.	6.00%	02/25/16	1,700	1,706,091

Hawaiian Telcom Communications, Inc(b)	4.75%	06/01/14	1,170	830,902

Level 3 Financing, Inc.	2.51-2.78%	03/13/14	4,500	4,113,068

Level 3 Financing, Inc.	11.50%	03/14/14	2,141	2,319,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Telecommunication Services–(continued)

NTELOS, Inc.	5.75%	08/11/15	$1,452	$1,458,377

Sorenson Communications, Inc.	6.00%	08/16/13	2,204	2,021,526

				16,684,172

Textiles–0.4%
Polymer Group, Inc.	7.00%	11/21/14	1,063	1,067,115

Varsity Brands, Inc.	2.81%	02/22/14	1,628	1,456,690

				2,523,805

Transport–Truck–0.2%
Swift Transportation Co. Inc.	8.25%	05/10/14	1,239	1,211,988

Transportation–0.2%
Avis Budget Car Rental, LLC	5.75%	04/19/14	663	662,079

Hertz Corporation, (The)	6.75%	12/21/12	665	654,037

				1,316,116

Utilities–5.9%
BRSP, LLC	7.50%	06/04/14	3,824	3,838,685

Calpine Corporation	3.17%	03/29/14	9,953	9,741,653

FirstLight Power Resources, Inc.	2.81%	11/01/13	2,252	2,118,441

FirstLight Power Resources, Inc.	4.81%	05/01/14	2,400	2,187,000

New Development Holdings, Inc.	7.00%	07/03/17	5,250	5,339,066

NRG Energy, Inc.	1.79%	02/01/13	168	163,827

NRG Energy, Inc.	3.54%	08/31/15	1,416	1,415,088

Texas Competitive Electric Holdings Co., LLC	3.76-4.06%	10/10/14	9,025	7,028,283

Texas Competitive Electric Holdings Co., LLC	3.76-3.78%	10/14/14	3,875	3,008,809

TPF Generation Holdings, LLC	2.29%	12/15/11	83	78,354

TPF Generation Holdings, LLC	2.29%	12/15/13	905	858,421

TPF Generation Holdings, LLC	4.54%	12/15/14	1,333	1,217,507

				36,995,134

Vitamins & Nutrition Products–0.3%
NBTY, Inc.	6.25%	07/14/17	1,987	2,008,666

Wireless Telecommunication Services–0.7%
Asurion Corp.	3.26-3.40%	07/03/14	3,960	3,802,590

Asurion Corp.	6.76%	07/03/15	510	485,894

				4,288,484

Total Variable Rate Senior Loan Interests				676,834,035

Senior Notes–3.5%
Airlines–0.1%
Continental Airlines, Inc.(d)	6.75%	09/15/15	610	622,200

Broadcasting–0.1%
XM Satellite Radio(d)	11.25%	06/15/13	750	828,750

Building Products–0.2%
Compression Polymers Corp.(f)	7.18%	07/01/12	1,500	1,470,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Casino Gaming–0.6%
Harrah’s Operating Escrow LLC(d)	11.25%	06/01/17	$3,462	$3,808,200

Casinos & Gaming–0.2%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.(d)	7.88%	05/01/20	1,000	1,067,500

Chemicals–Diversified–1.1%
Lyondell Chemical Co.	11.00%	05/01/18	5,168	5,723,026

Wellman, Inc.(b)	5.00%	01/29/19	874	874,168

				6,597,194

Containers & Packaging–0.2%
Berry Plastics Corp.(f)	5.28%	02/15/15	1,600	1,520,000

Environmental Services–0.1%
Environmental Systems Products Holdings, Inc.	18.00%	03/31/15	447	447,266

Health Care Services–0.5%
Apria Healthcare Group, Inc.	11.25%	11/01/14	3,000	3,307,500

Printing/Publishing–0.1%
F&W Media, Inc.(b)	15.00%	12/31/14	965	463,424

Pulp & Paper–0.2%
Verso Paper Holdings LLC(f)	4.09%	08/01/14	1,333	1,199,700

Telecommunication Services–0.1%
Qwest Corp.(f)	3.54%	06/15/13	1,000	1,045,000

Total Senior Notes				22,376,734

	Shares
Non-Convertible Preferred Stock–0.0%
Environmental Services
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $85,350)(g)(i)	3,414	28,124

Common Stocks & Other Equity Interests(g)–1.3%
Building Products–0.0%
Axia Acquisition Corporation	108	271,342

Chemicals–Diversified–0.6%
LyondellBasell Industries Class A	142,783	3,412,513

Wellman Holdings, Inc.	810	124,878

		3,537,391

Construction Materials–0.0%
Building Materials Holding Corp.	338,908	247,403

Consumer Sundries–0.4%
Levlad LLC	4,893	48,926

Marietta Intermediate Holding Corp.	1,192,873	441,602

World Kitchen, Inc.	52,654	1,984,529

		2,475,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Prime Income Trust

	Shares	Value

Containers & Packaging–0.0%
Nexpak Holdings LLC (Acquired 01/01/05, Cost $6,411,681)(i)	70	$0

Environmental Services–0.1%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $0)(i)	7,453	0

Newhall Holding Co., LLC	334,648	563,313

		563,313

Home Building–0.1%
Rhodes Homes	1,038,734	363,557

Home Furnishings–0.0%
Generation Brands LLC (Acquired 02/01/10, Cost $0)(i)	1,835	0

Leisure Equipment & Products–0.0%
MEGA Brands, Inc. (Canada)	391,524	182,653

Oil Refining & Marketing–0.0%
Vitruvian Exploration LLC	28,650	315,150

Printing/Publishing–0.0%
CommerceConnect Media Holdings (Acquired 09/29/09, Cost $563,883)(i)	2,650	0

F&W Media, Inc.	7,895	3,947

MC Acquisition Corp. (Acquired 07/02/09, Cost $0)(i)	517,761	0

SuperMedia, Inc.	2,908	30,738

		34,685

Real Estate Development–0.1%
WCI Communities, Inc.	4,575	388,875

Total Common Stocks & Other Equity Interests		8,379,426

	Expiration	Number of
	Date	Warrants	Value
Warrants–0.0%
Broadcasting–0.0%
Cumulus Media, Inc.(d)	06/29/19	2,637	4,325

Printing/Publishing–0.0%
F&W Media, Inc.(d)	06/09/14	1,666	833

Total Warrants (Cost $1,424)			5,158

	Principal
	Amount
	(000)	Value

Short-Term Investment–(2.4%)
Repurchase Agreement
State Street Bank (0.01%, dated 09/30/10, due 10/01/10; proceeds $14,811,805; fully collateralized by Government Obligations at the date of this Portfolio Investment as follows: U.S. Treasury Notes 3.125% due 04/30/17; valued at $15,095,975) (Cost $14,811,801)	$14,812	$14,811,801

TOTAL INVESTMENTS–114.6% (Cost $808,766,891)		722,435,278

BORROWINGS–(12.0%)		(75,521,528)

OTHER ASSETS LESS LIABILITIES–(2.6%)		(16,503,548)

NET ASSETS–100.0%		$630,410,202

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on September 30, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Prime Income Trust

(b)	Payment-in-kind security.
(c)	Non-income producing security; loan or note in default.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at September 30, 2010 was $7,600,784 which represented 1.2% of the Fund’s Net Assets.
(e)	This position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement.
(f)	Floating rate note. Rate shown is the rate in effect at September 30, 2010.
(g)	Non-income producing security.
(h)	All or a portion of this holding is subject to unfunded loan commitments.
(i)	Resale is restricted. No transaction activity during the year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Prime Income Trust

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $808,766,891)	$722,435,278

Unrealized appreciation on open swap contracts	181,465

Receivable for:
Investments sold	11,855,502

Interest	3,054,042

Fund shares sold	1,154,630

Other assets	286,086

Total assets	738,967,003

Liabilities:
Unrealized loss on unfunded commitments (Note 7)	151,015

Payable for:
Borrowings	75,521,528

Investments purchased	29,586,561

Dividends	2,377,974

Accrued interest expense and credit line fees	324,851

Accrued fees to affiliates	246,500

Premium received on open swap contracts	165,000

Accrued other operating expenses	113,270

Trustee deferred compensation and retirement plans	66,722

Fund shares reacquired	3,380

Total liabilities	108,556,801

Net Assets	$630,410,202

Composition of Net Assets:
Shares of beneficial interest	$1,219,557,534

Accumulated undistributed net investment income (loss)	(2,635,898)

Unrealized appreciation (depreciation)	(86,310,330)

Accumulated net realized gain (loss)	(500,201,104)

Net assets	$630,410,202

Net asset value per share 85,811,716 shares outstanding (unlimited shares authorized of $.01 par value)	$7.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Prime Income Trust

Statement of Operations

For the year ended September 30, 2010

Investment income:
Interest Income	$42,799,880

Amendment, commitment and other loan fees	1,556,621

Total investment income	44,356,501

Expenses
Advisory fees	6,044,630

Administrative services fees	1,704,315

Line of credit and interest expense	1,530,857

Transfer agent fees	361,112

Custodian fees	129,300

Trustees’ fees and expenses	39,252

Other	792,578

Total Expenses	10,602,044

Net Investment Income	33,754,457

Realized and unrealized gain (loss) from:
Realized gain loss from:
Investments	(29,051,128)

Swap contracts	431,768

(28,619,360)

Change in unrealized appreciation (depreciation) of:
Investment securities	65,885,535

Swap contracts	106,158

Unfunded commitments	492,154

66,483,847

Net realized and unrealized gain	37,864,487

Net Increase in net assets resulting from operations	$71,618,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Prime Income Trust

Statements of Changes in Net Assets

	For the year	For the year
	ended	ended
	September 30,	September 30,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$33,754,457	$38,215,566

Net realized gain (loss)	(28,619,360)	(140,559,064)

Net change in unrealized appreciation	66,483,847	76,465,524

Net increase (decrease)	71,618,944	(25,877,974)

Distribution to shareholders from:
Dividends to shareholders from net investment income	(33,762,041)	(39,892,457)

Net decrease from transactions in shares of beneficial interest	(113,914,984)	(104,510,214)

Net decrease	(76,058,081)	(170,280,645)

Net assets:
Beginning of period	706,468,283	876,748,928

(Including accumulated undistributed net investment income (loss) of $(2,635,898) and $(2,487,064), respectively)	$630,410,202	$706,468,283

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Prime Income Trust

Statement of Cash Flows

For the year ended September 30, 2010

Cash flows provided by operating activities
Net increase in net assets resulting from operations	$71,618,944

Adjustments to reconcile net increase in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of investments	(336,160,559)

Sales of investments principal repayments	452,943,870

Net purchases of short-term investments	(5,446,068)

Increase in interest and other receivables, prepaid expenses and other assets	(227,752)

Decrease in accrued expenses and other payables	(629,077)

Amortization of loan fees	(916,554)

Net loan fees	(28,981)

Accretion of discounts	(8,698,955)

Increase in accrued interest expense and credit line	183,557

Net realized gain on investments	29,051,128

Net change in unrealized appreciation on investments	(65,885,535)

Net change in swap contracts	(106,158)

Net change in unfunded commitments	(492,154)

Net cash provided by operating activities	135,205,706

Cash flows used for financing activities:
Shares of beneficial interest sold	(114,680,045)

Net proceeds from bank borrowings	11,010,720

Dividends from net investment income (net of reinvested dividends of $3,601,856)	(31,576,381)

Net cash used for financing activities	(135,245,706)

Net decrease in cash	(40,000)

Cash at beginning of period	40,000

Cash at end of period	$0

Supplemental disclosure:

Cash paid for interest and credit line fees	$1,347,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Prime Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	For the year ended September 30,
	2010	2009	2008	2007	2006

Selected Per Share Data:
Net asset value, beginning of period	$6.96	$7.33	$8.72	$9.04	$9.12

Income (Loss) from Investment Operation:
Net investment income	0.36	0.36	0.51	0.64	0.59

Net realized and unrealized gain (loss)	0.39	(0.36)	(1.38)	(0.32)	(0.08)

Total income (loss) from investment operations	0.75	—	(0.87)	0.32	0.51

Less dividends from net investment income	(0.36)	(0.37)	(0.52)	(0.64)	(0.59)

Net asset value, end of period	$7.35	$6.96	$7.33	$8.72	$9.04

Total return(a)	10.97%	1.09%	(10.36)%	3.57%	5.74%

Ratios to average net assets:
Total expenses	1.55%	1.53%	1.34%	1.24%	1.26%

Net investment income	4.95%	6.03%	6.31%	7.12%	6.50%

Supplemental data:
Net assets, end of period, in millions	$630	$706	$877	$1,199	$1,133

Portfolio turnover rate	45%	75%	45%	65%	62%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Prime Income Trust (the “Trust”) is a Massachusetts statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end series management investment company. As part of Invesco’s June 1, 2010 acquisition of Morgan Stanley’s retail asset management business (the “Transaction”), the Trust name changed its name from Morgan Stanley Prime Income Trust to Invesco Prime Income Trust.
  The Trust’s investment objective is to provide a high level of current income consistent with the preservation of capital.
  The Trust offers and sells its shares to the public on a continuous basis. The Trust is authorized to make monthly repurchases for a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

29        Invesco Prime Income Trust

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Dividends and distributions to shareholders are recorded on the ex-dividend date.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

30        Invesco Prime Income Trust

G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Repurchase Agreements — The Trust may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
L.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of

31        Invesco Prime Income Trust

the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of the Trust’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.90%

Next $1.0 billion	0.85%

Next $1.0 billion	0.825%

Next $500 million	0.80%

Over $3 billion	0.775%

  Prior to the Transaction, the Trust paid $4,234,430 in advisory fees to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Trust’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective the closing of the Transaction, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 1.32%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  For the year ended September 30, 2010, MSIA reimbursed the Trust $912,868 for an economic loss due to a trading error.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. Prior to the Transaction, the Trust paid an administration fee of $1,165,013 to Morgan Stanley Services Company, Inc. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and Trust accountant and provides certain administrative services to the Trust.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Trust has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Trust and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Trust, subject to certain limitations

32        Invesco Prime Income Trust

approved by the Trust’s Board of Trustees. Prior to the Transaction, the Trust paid $234,614 to Morgan Stanley Trust, which served as the Acquired Trust’s transfer Agent For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Trust are distributed by Invesco Distributors, Inc. (“IDI”). Pursuant to a Distribution Agreement between the Trust, the Adviser and IDI, the Adviser compensates IDI at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Adviser will compensate IDI at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. Prior to the Transaction, the Trust had entered into a distribution agreement with Morgan Stanley Distributors Inc. (“MSDI”) to serve as distributor of Trust shares.
  For the period June 1, 2010 to September 30, 2010, the Adviser has informed the Trust that it received $22,793 in early withdrawal charges. Prior to the Transaction, MSIA had informed the Trust that it received $52,247 in early withdrawal charges.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of September 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

		Level 2	Level 3
	Level 1	Other Significant	Significant
Investments	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position
Variable Rate Senior Loan Interests	$—	$676,618,472	$215,563	$676,834,035

Senior Notes	—	21,502,566	874,168	22,376,734

Common Stocks & Other Equities	5,828,417	—	2,551,009	8,379,426

Non-Convertible Preferred Stocks	28,124	—	—	28,124

Warrants	833	—	4,325	5,158

Repurchase Agreements	—	14,811,801	—	14,811,801

Credit Default Swaps	—	7,298	—	7,298

Total Investments in an Asset Position	$5,857,374	$712,940,137	$3,645,065	$722,442,576

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of September 30, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk Swap Contracts(a)	$181,465	$0

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation on open swap contracts.

33        Invesco Prime Income Trust

Effect of Derivative Instruments for the year ended September 30, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Swap
Agreements*

Realized Gain (Loss)
Credit risk	$431,768

Change in Unrealized Appreciation (Depreciation)
Credit risk	106,158

Total	$537,926

*	The average value of swap agreements outstanding during the period was $57,054.

Swap agreements outstanding as of September 30, 2010:

Credit Default Swaps

					Implied	Notional			Credit Rating of
	Reference	Buy/Sell	Pay/Receive	Expiration	Credit	Amount	Upfront		Reference
Counterparty	Entity	Protection	Fixed Rate	Date	Spread (a)	(000)	Payments	Value	Entity (b)

Goldman Sachs International	Calpine Corp	Sell	5.00%	03/20/2011	2.28%	$3,000	$97,500	$37,972	B

Goldman Sachs International	Texas Competitive Electric Holdings Co, LLC	Sell	5.00%	03/20/2011	5.77%	3,000	67,500	(30,674)	B-

Total Credit Default Swaps						$6,000	$165,000	$7,298

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Credit rating as issued by Standard and Poor’s (Unaudited).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Trust to Trust such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Trusts in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to Trust such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.
  For the period June 1, 2010 to September 30, 2010, the Trust paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Trust has entered into a $125 million Revolving Credit and Security Agreement to finance the repurchases of shares or to purchase additional securities for investment purposes. The revolving credit agreement is secured by the assets of the Trust.
  For the year ended September 30, 2010, the average daily balance of borrowing under the Revolving Credit and Security Agreement was $73,144,984 with a weighted interest rate of 0.34% and line of credit and interest expense of $1,530,857.
  The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave Trusts as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

34        Invesco Prime Income Trust

NOTE 7—Unfunded Loan Commitments

As of September 30, 2010, the Trust had unfunded loan commitments of $3,184,081, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	Commitment

Axia Acquisition Corp.	$375,096

General Nutrition Centers, Inc.	2,500,000

White Birch Paper Company	308,985

Total	$3,184,081

NOTE 8—Dividends

The Trust declared the following dividends from net investment income subsequent to:

Declaration Date	Amount per Share	Record Date	Payable Date

10/1/10	$.0316	10/29/10	10/29/10

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$33,762,041	$40,263,407

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$3,918,738

Net unrealized appreciation (depreciation) — investments	(93,458,813)

Net unrealized appreciation (depreciation) — other	(63,889)

Temporary book/tax differences	(65,239)

Post-October deferrals	(28,182,627)

Capital loss carryforward	(471,295,502)

Shares of beneficial interest	1,219,557,534

Total net assets	$630,410,202

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2011	$206,184,990

September 30, 2012	111,734,561

September 30, 2017	20,957,914

September 30, 2018	132,418,037

Total capital loss carryforward	$471,295,502

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

35        Invesco Prime Income Trust

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market Trusts, if any) purchased and sold by the Trust during the year ended September 30, 2010 was $333,120,198 and $452,605,640, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$26,695,682

Aggregate unrealized (depreciation) of investment securities	(120,154,495)

Net unrealized appreciation (depreciation) of investment securities	$(93,458,813)

Cost of investments for tax purposes is $815,894,091.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward and sale of bonds with premium, on September 30, 2010, accumulated undistributed net investment income (loss) was decreased by $141,250, accumulated net realized gain (loss) was increased by $33,891,794 and shares of beneficial interest decreased by $33,750,544. This reclassification had no effect on the net assets of the Trust.

NOTE 12—Share Information

Transactions in shares of beneficial interest were as follows:

	Shares	Amount

Balance, September 30, 2008	119,562,074	$1,471,733,276

Shares sold	9,272,041	55,138,640

Shares issued to shareholders for reinvestment of dividends	647,088	3,809,223

Shares tendered	(27,933,806)	(163,458,077)

Balance, September 30, 2009	101,547,397	1,367,223,062

Shares sold	4,743,918	34,285,864

Shares issued to shareholders for reinvestment of dividends	499,593	3,601,856

Shares tendered	(20,979,192)	(151,802,704)

Balance, September 30, 2010	85,811,716	$1,253,308,078

NOTE 13—Change in Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Trust for the fiscal year following May 31, 2010. Prior to May 31, 2010, the Trust was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Trust’s current fiscal year in connection with the appointment of Invesco Advisers as investment adviser to the Trust (“New Advisory Agreement”).
  Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of Trust. The Prior Auditor’s report on the financial statements of the Trust for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 14—Legal Matters

The Trust is one of hundreds of defendants which include non-agent lender defendants that had been named in litigation filed by the Adelphia Recovery Trust (“ART”) in the U.S. District Court for the Southern District of New York in an action entitled Adelphia Recovery Trust v. Bank of America, N.A., et al. which alleged that a wide swath of financial institutions such as investment banks, agent lenders and non-agent lenders worked together to assist the Rigas family in its defrauding of Adelphia. The complaint by ART against the non-agent lenders stated certain claims including equitable disallowance, voidable preferences and fraudulent transfers and sought, among other remedies, to disallow and/or void certain transfers and repayments the non-agent lenders received in connection with loans made to Adelphia. The non-agent lenders, which include the Trust, moved to dismiss all claims against them. The motions to dismiss all claims against the non-agent lenders were granted in June, 2008 and final judgment was entered in December, 2008. ART appealed the judgment to the United States Court of Appeals for the Second Circuit in July, 2009. The court heard oral argument on May 18, 2010. The outcome of the appeal is not expected until sometime later in 2010.

36        Invesco Prime Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Prime Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Prime Income Trust (formerly known as Morgan Stanley Prime Income Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended September 30, 2009 and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 25, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 23, 2010
Houston, Texas

37        Invesco Prime Income Trust

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of Invesco Prime Income Trust (the Trust) is required under the Investment Company Act of 1940 to approve the Trust’s investment advisory agreements. At various meetings of the Board held during the third and fourth quarters of 2009 and early 2010, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved (i) a new investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers), (ii) a new Master Intergroup Sub-Advisory Agreement (the sub-advisory agreement and, together with the investment advisory agreement with Invesco Advisers, the new advisory agreements) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers), and (iii) the appointment of Invesco Advisers as investment adviser and the Affiliated Sub-Advisers as investment sub-advisers to the Trust. In doing so, the Board determined that the new advisory agreements will enable shareholders of the Trust to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of the Trust and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Trust’s new advisory agreements is fair and reasonable. The new advisory agreements were approved to become effective upon approval by the shareholders of the Trust and closing of a transaction (the Transaction) between Morgan Stanley and Invesco Ltd. (Invesco) under which Invesco acquired the retail mutual fund assets of Morgan Stanley (the Acquisition).

The Board’s Trust Evaluation Process
In reaching their decision, the Board requested and obtained information from Morgan Stanley, Invesco Advisers and Invesco, including information obtained during various meetings with Senior Management at Invesco, as they deemed reasonably necessary to evaluate the new advisory agreements for the Trust. In considering the Trust’s new advisory agreements, the Board evaluated a number of factors and considerations listed below that they believed, in light of their own business judgment, to be relevant to their determination.
  1. The Board considered the reputation, financial strength and resources of Invesco, one of the world’s leading independent global investment management firms, the strength of Invesco’s resources and investment capabilities and the client-focused shareholder services offered by Invesco.
  2. The Board discussed the challenges of positioning the Trust on a common operating platform with Invesco, with particular emphasis on ensuring portfolio management operations properly migrate to Invesco as part of the Acquisition, to ensure uninterrupted services for shareholders and the opportunity for the portfolio management of the Trust to recognize savings from economies of scale when such savings occur.
  3. The Board noted the continuity of key investment management personnel that would manage the Trust upon consummation of the Acquisition, specifically noting that, the persons responsible for the portfolio management of the Trust are expected to remain the same.
  4. The Board noted that entering into the sub-advisory agreement would provide Invesco Advisers with increased flexibility in assigning portfolio managers to the Trust and would give the Trust access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.
  5. The Board noted that, pursuant to the sub-advisory agreement, Invesco Advisers would pay all of the sub-advisory fees of the Affiliated Sub-Advisers out of its management fees.
  6. The Board noted the undertaking by Invesco and Morgan Stanley or their respective affiliates to assume all of the costs of the Acquisition, including the cost of obtaining the shareholder approvals discussed above. The Board noted that Invesco Advisers would provide a two-year contractual guaranty to limit the total expense ratio of the Trust to the Trust’s total expense ratio prior to the Acquisition. In determining the obligation to waive advisory fees and/or reimburse expenses, the following is not taken into account: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) extraordinary or non-routine items, and (v) expenses that the Trust has incurred but did not actually pay because of an offset arrangement. During the Board’s extensive review process, the Board, including the independent Trustees, considered, among other things, the following factors: the terms and conditions of the new advisory agreements, including the differences from the advisory agreement with Morgan Stanley affiliates; and the nature, scope and quality of services that Invesco Advisers and its affiliates are expected to provide to the Trust, including sub-advisory services and compliance services. The Board evaluated all information available to them on a trust-by-trust basis, and their determinations were made separately in respect of the Trust. The Board also based their decisions on the following considerations, among others, although they did not identify any consideration that was all important or controlling of their discussions, and each Trustee attributed different weights to the various factors.

A.	Nature, Extent and Quality of Services.
The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Invesco Advisers and the Affiliated Sub-Advisers under the new advisory agreements, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Invesco Advisers under the Trust’s administration agreement, including accounting services and the provision of supplies, office space and utilities at Invesco Advisers’ expense. The Board was advised that there was no expected diminution in the nature, quality and extent of services provided to the Trust’s shareholders.
  The Board reviewed and considered the qualifications of the portfolio managers who are expected to continue as portfolio managers, noting the one portfolio manager who would not continue to manage the Trust as a result of the new advisory agreements, and the senior administrative managers and other key personnel of Invesco Advisers or its affiliates who will provide the advisory and administrative services to the Trust.

B.	Performance, Fees and Expenses of the Trust.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers had not yet begun providing services to the Trust and, therefore, concluded that performance was not a factor they needed to address with respect to the approval of the new advisory agreements. They also considered that management fees would not increase under the new advisory agreements and that Invesco Advisers would pay the fee under the sub-advisory contract out of its management fees. Furthermore, the Board considered that Invesco Advisers would provide a two-year contractual guaranty to limit the total expense ratio of the Trust to the Trust’s total expense ratio prior to the Acquisition.

C.	Economies of Scale.
The Board considered the benefits that the shareholders of the Trust would be afforded as a result of anticipated economies of scale.

D.	Other Benefits of the Relationship.
The Board considered other benefits to Invesco Advisers and its affiliates that may be derived from their relationship with the Trust and other funds advised by Invesco Advisers.

E.	Resources of the Adviser.
The Board considered whether Invesco Advisers and the Affiliated Sub-Advisers were financially sound and had the resources necessary to perform their obligations under the new advisory agreements, noting assurances that Invesco Advisers and the Affiliated Sub-Advisers had the financial resources necessary to fulfill their obligations under the new advisory agreements and the benefits to the Trust of such a relationship.

F.	General Conclusion.
After considering and weighing all of the above factors, the Board, including the independent Trustees, unanimously concluded that it would be in the best interest of the Trust and its shareholders to approve the new advisory agreements with respect to the Trust. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Trustees and their counsel present.

38        Invesco Prime Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

39        Invesco Prime Income Trust

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	207	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2010	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	2010	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2010	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	207	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2010	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2010	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2010	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2010	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Office of the Fund	Investment Adviser	Transfer Agent	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	Invesco Investment Services, Inc.	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	P.O. Box 4739	225 Franklin
	Atlanta, GA 30309	Houston, TX 77210-4739	Boston, MA 02110-2801

Counsel to the Fund	Distributor	Auditors
Stradley Ronon Stevens & Young, LLP	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
2600 One Commerce Square	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
Philadelphia, PA 19103	Houston, TX 77046-1173	Houston, TX 77002-5678

Go Paperless with eDelivery Visit invesco.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: – environmentally friendly. Go green by reducing the number of trees used to produce paper. – economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns. This service is provided by Invesco Investment Services, Inc. – efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available. – easy. Download, save and print files using your home computer with a few clicks of your mouse.

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Trust expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Trust is 811-05898.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Trust voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the
SEC website, sec.gov. Proxy voting information for the predecessor trust prior to its reorganization with the Trust on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor trust.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CE-PINC-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer and Raymond Stickel, Jr. Messrs. Arch, Bunch, Crockett, Dammeyer and Stickel are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The information set forth below for the 2010 fiscal year relates to fees billed by the Fund’s Prior and Current Auditors:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end	Fees Billed for	Provided for fiscal
	Services Rendered	9/30/2010 Pursuant	Services Rendered	year end 9/30/2009
	to the Registrant	to Waiver of Pre-	to the Registrant for	Pursuant to Waiver
	for fiscal year end	Approval	fiscal year end	of Pre-Approval
	9/30/2010	Requirement(1)	9/30/2009	Requirement(1)

Audit Fees	$62,600	N/A	$100,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,000	0%	$6,338	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$68,600	0%	$106,338	0%
PWC billed the Registrant aggregate non-audit fees of $6,000 for the fiscal year ended September 30, 2010.
D&T billed the Registrant aggregate non-audit fees of $6,338 for the fiscal year ended September 30, 2009.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end September 30, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end September 30, 2009 includes fees billed for reviewing tax returns.
Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco

Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 9/30/2010	Provided for fiscal	year end 9/30/2009	Provided for fiscal
	That Were Required	year end 9/30/2010	That Were Required	year end 9/30/2009
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended September 30, 2010, and $0 for the fiscal year ended September 30, 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.
Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110%

of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Larry Soll and Raymond Stickel, Jr.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance, Proxy Committee
Policy Approver	Invesco Risk Management Committee
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.

Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
RiskMetrics’ Services
Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.
Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.
Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.
Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation
When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.
Override of RiskMetrics’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.

Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
•	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.
In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

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Name

Date		Signature

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and

Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Prime Income Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 6, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 6, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: December 6, 2010

Item 1. Reports to Stockholders.
EXHIBIT INDEX

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.